Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF UNITED

On May 2, 2010, UAL Corporation, Continental Airlines, Inc. (“Continental”), and JT Merger Sub Inc., a wholly-owned subsidiary of UAL Corporation, entered into an Agreement and Plan of Merger providing for a “merger of equals” business combination. On October 1, 2010, JT Merger Sub Inc. merged with and into Continental, with Continental surviving as a wholly-owned subsidiary of UAL Corporation (the “Merger”). Upon closing of the Merger, UAL Corporation became the parent company of both United Air Lines, Inc. (“United”) and Continental and UAL Corporation’s name was changed to United Continental Holdings, Inc. (“UAL” or the “Company”).

The Company also expects in the future that it will merge Continental and United into one legal entity (the “Airlines Merger”). Once the Airlines Merger occurs, the financial statements of United and Continental will be combined for all periods presented from the date of the Merger at their historical cost, and there will no longer be a requirement to separately report the historical financial statements of Continental.

The Unaudited Pro Forma Condensed Combined Balance Sheet of United combines the historical consolidated balance sheet of Continental and United as of December 31, 2011. The Unaudited Pro Forma Condensed Combined Statement of Operations of United for the year ended December 31, 2011 combines the historical consolidated statement of operations of Continental and United, for the year ended December 31, 2011.

The Unaudited Pro Forma Condensed Combined Financial Statements of United were prepared by combining the historical financial information of both Continental and United. Pro forma statements that give effect to a business combination to be accounted for as a reorganization of entities under common control combine the historical financial statements of combining entities.

These Unaudited Pro Forma Condensed Combined Financial Statements have been developed from and should be read in conjunction with the consolidated financial statements of Continental and United contained in their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2011. The Unaudited Pro Forma Condensed Combined Financial Statements of United are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of Continental or United would have been had the Airlines Merger occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET OF UNITED

December 31, 2011

In millions

	Historical
	Continental	United	Pro Forma Adjustments	Condensed Combined Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,782	$3,458		$6,240
Short-term investments	1,241	275		1,516

Total unrestricted cash, cash equivalents and short-term investments	4,023	3,733	—	7,756
Restricted cash	—	40		40
Receivables, less allowance for doubtful accounts	595	763		1,358
Aircraft fuel, spare parts and supplies, less obsolescence allowance	275	340		615
Deferred income taxes	267	348		615
Receivables from related parties	—	228	(11)	217
Prepaid expenses and other	165	447	(10)	602

	5,325	5,899	(21)	11,203

Property and equipment, net	7,348	9,070		16,418
Other assets:
Goodwill	4,523	—		4,523
Intangibles, less accumulated amortization	2,469	2,283	(2)	4,750
Restricted cash, cash equivalents and investments	135	393		528
Other, net	364	600		964

	7,491	3,276	(2)	10,765

	$20,164	$18,245	$(23)	$38,386

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Advance ticket sales	$1,462	$1,652		$3,114
Frequent flyer deferred revenue	921	1,484		2,405
Accounts payable	894	1,109		2,003
Accrued salaries and benefits	521	988		1,509
Current maturities of long-term debt	571	615		1,186
Current maturities of capital leases	3	122		125
Payables to related parties	11	104	(11)	104
Other	279	853	(10)	1,122

	4,662	6,927	(21)	11,568

Long-term debt	4,957	5,130		10,087
Long-term obligations under capital leases	193	735		928

Other liabilities and deferred credits:
Frequent flyer deferred revenue	1,235	2,018		3,253
Postretirement benefit liability	292	2,115		2,407
Pension liability	1,770	92		1,862
Advanced purchase of miles	270	1,442		1,712
Deferred income taxes	820	707		1,527
Lease fair value adjustment, net	1,133	—		1,133
Other	507	983		1,490

	6,027	7,357	—	13,384

Stockholder’s equity:
Common stock	—	—		—
Additional capital invested	4,148	3,432		7,580
Retained earnings (deficit)	474	(5,208)	(2)	(4,736)
Accumulated other comprehensive loss	(297)	(128)		(425)

	4,325	(1,904)	(2)	2,419

	$20,164	$18,245	$(23)	$38,386

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS OF UNITED

Year ended December 31, 2011

In millions

	Historical
	Continental	United	Pro Forma Adjustments	Condensed Combined Pro Forma
Operating revenue:
Passenger—Mainline	$11,816	$14,153	$6	$25,975
Passenger—Regional	2,601	3,935		6,536

Total passenger revenue	14,417	18,088	6	32,511
Cargo	448	718		1,166
Special revenue item	19	88		107
Other operating revenue	1,291	2,261	(217)	3,335

	16,175	21,155	(211)	37,119

Operating expenses:
Aircraft fuel	5,294	7,080		12,374
Salaries and related costs	3,405	4,172	74	7,651
Regional capacity purchase	830	1,574		2,404
Landing fees and other rent	900	1,028		1,928
Aircraft maintenance materials and outside repairs	595	1,160	(11)	1,744
Depreciation and amortization	626	921	(1)	1,546
Distribution expenses	688	748		1,436
Aircraft rent	686	323		1,009
Special charges	159	433		592
Other operating expenses	2,042	2,829	(273)	4,598

	15,225	20,268	(211)	35,282

Operating income	950	887	—	1,837
Nonoperating income (expense):
Interest expense	(342)	(595)		(937)
Interest capitalized	17	15		32
Interest income	10	10		20
Miscellaneous, net	(72)	(33)		(105)

	(387)	(603)	—	(990)

Income before income taxes	563	284	—	847
Income tax expense (benefit)	(6)	3		(3)

Net income	$569	$281	$—	$850

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF UNITED

Note 1. Basis of Presentation

On May 2, 2010, UAL Corporation, Continental Airlines, Inc. (“Continental”), and JT Merger Sub Inc., a wholly-owned subsidiary of UAL Corporation, entered into an Agreement and Plan of Merger providing for a “merger of equals” business combination. On October 1, 2010, JT Merger Sub Inc. merged with and into Continental, with Continental surviving as a wholly-owned subsidiary of UAL Corporation (the “Merger”). Upon closing of the Merger, UAL Corporation became the parent company of both United Air Lines, Inc. (“United”) and Continental and UAL Corporation’s name was changed to United Continental Holdings, Inc. (“UAL” or the “Company”).

The Company also expects in the future that it will merge Continental and United into one legal entity (the “Airlines Merger”). Once the Airlines Merger occurs, the financial statements of United and Continental will be combined for all periods presented from the date of the Merger at their historical cost, and there will no longer be a requirement to separately report the historical financial statements of Continental, and United will be considered the predecessor.

The Unaudited Pro Forma Condensed Combined Balance Sheet of United combines the historical consolidated balance sheet of Continental and United on December 31, 2011. The Unaudited Pro Forma Condensed Combined Statement of Operations of United for the year ended December 31, 2011 combines the historical consolidated statement of operations of Continental and United for the year ended December 31, 2011.

The Unaudited Pro Forma Condensed Combined Financial Statements were prepared by combining the historical financial information of both Continental and United. Pro forma statements that give effect to a business combination to be accounted for as a reorganization of entities under common control generally only combine the historical financial statements of combining entities.

Note 2. Pro Forma Adjustments

The Unaudited Pro Forma Condensed Combined Financial Statements of United primarily reflect the elimination of transactions and account balances between Continental and United.